UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 6, 2006
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                  000-31989                  54-1987541

(State or other                (Commission File No.)        (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 6, 2006, in connection with the appointment of Matthew G. Jones to the position of Chief Financial Officer, Treasurer and Secretary, the Board of Directors (the "Board") of Convera Corporation (the "Company"), upon recommendation of the Board's Compensation Committee, approved certain new and amended compensation terms for Mr. Jones effective as of such date. Mr. Jones had been serving as the Acting Chief Financial Officer, Treasurer and Secretary since July 24, 2006 following the resignation of the Company's previous Chief Financial Officer. The Board approved an annual base salary of $250,000 and an annual bonus potential of $100,000 for Mr. Jones, which bonus will be subject to the provisions of the Company's executive bonus plan and will be pro rated for Mr. Jones' service as Chief Financial Officer. In addition, the Board approved a grant of 225,000 stock options reflecting the Company's standard vesting provisions, provided that the vesting of such stock options shall vest upon the occurrence of a change of control as will be defined in Mr. Jones' employment agreement. In addition, the Board approved a severance benefit equal to the sum of (1) a maximum of one year of Mr. Jones' then-current base salary, to accrue one month per month of service from December 6, 2006 and (2) any earned bonus. The severance payment will be payable upon a termination of Mr. Jones' employment without cause or without good reason, as such terms shall be defined in Mr. Jones's employment agreement. In order for Mr. Jones to receive the above benefits, he will be required to release the Company from all claims and agree to a non-compete and non-solicitation agreement equal in duration to the severance period. The Board authorized the Compensation Committee to negotiate and approve a form of employment agreement with Mr. Jones reflecting such compensation terms.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                CONVERA CORPORATION


                                    By:      /s/ Matthew G. Jones
                                         --------------------------------------
                                            Matthew G. Jones
                                            Chief Financial Officer

Date:  December 12, 2006


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